UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2008

THE ALLSTATE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

	2775 Sanders Road Northbrook, Illinois	60062
	(Address of Principal Executive Offices)	Zip

Registrant’s telephone number,including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.  Other Events.

                On March 12, 2008, the Registrant was informed that James G. Andress, a director of the Registrant, passed away on March 11, 2008.  Mr. Andress had been a director since 1993 and was the Registrant’s longest tenured director.  He had served as a member and Chairman of the Registrant’s Audit Committee and also was a member of its Nominating and Governance Committee.

                “Jim Andress was a very special person,” said the Registrant’s Chairman Edward M. Liddy. “We are fortunate at Allstate to have had such a good friend and exemplary Board member for almost 15 years. We will miss his judgment, wit and wisdom.”

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

		By:	/s/ JENNIFER M. HAGER
			Name:	Jennifer M. Hager
			Title:	Assistant Secretary

Date:	March 18, 2008